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                                                                    EXHIBIT 10.5




                           PEROT SYSTEMS CORPORATION
                        1996 NON-EMPLOYEE DIRECTOR STOCK
                     OPTION/RESTRICTED STOCK INCENTIVE PLAN


1.       Purpose

         The purpose of the Perot Systems Corporation 1996 Non-Employee Director Stock Option/Stock Incentive Plan, as amended, is to benefit the Company and its stockholders by helping to secure and retain for them the services of non-employee directors with increased incentives to exert maximum efforts to assure the financial success of the Company.

2.       Administration

         The Board of Directors of Perot Systems will administer the Plan. The Board of Directors may interpret the Plan, define terms used in the Plan, answer questions arising under the Plan, and adopt and amend rules and regulations for the Plan. To the extent permitted by law, any determination made by the Board of Directors in administering the Plan will be conclusive.

3.       Amount of Stock

         The Board of Directors will reserve for issuance under the Plan not more than 400,000 shares of the Common Stock of the Company, par value $0.01 per share. These shares may be authorized and unissued shares or issued shares acquired by the Company. If options granted under the Plan terminate or expire without being exercised, new options may be granted covering the shares not purchased under the lapsed options.

4.       Eligibility

         Any person who is not an employee of the Company but is a member of the Board of Directors of the Company (other than Ross Perot, Jr.) is eligible to receive an award under the Plan, and thereby become a participant in the Plan, in consideration of service to the Company in a capacity not involving the offer or sale of securities in a capital-raising transaction.




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5.       Stock Option/Restricted Stock Agreements

         All awards granted under the Plan are to be evidenced by a Stock Option Agreement in the form attached as Exhibit A and/or Restricted Stock Agreement in the form attached as Exhibit B, as applicable, between the Company and the participant.

6.       Awards

         Subject to change at the discretion of the Chairman, upon the commencement of service and upon the completion of the original vesting period (without regard to any acceleration of such vesting) for all previously issued restricted shares and/or options for an eligible director, such director will be entitled to elect, within 30 days of such commencement, either (i) the award of an option to purchase 30,000 shares of Common Stock on the terms set forth in Section 7 or (ii) the right to purchase 30,000 shares of Restricted Stock on the terms set forth in Section 8. In the event that a director does not specify the type of award within the 30 day period set forth above, that director shall be awarded an option on the terms set forth in Section 7.

7.       Options

         If any change is made in the shares of Common Stock of the Company (including, but not limited to, by stock dividend, stock split, or merger or consolidation, but not including the issuance of additional shares for consideration), the Board of Directors will make such adjustments in the number and kind of shares (which may consist of shares of a surviving corporation to a merger) that may thereafter be optioned and sold under the Plan and the number and kind of shares (which may consist of shares of a surviving corporation to a merger) and purchase price per share of the shares subject to outstanding Stock Option Agreements under the Plan as the Board of Directors determines are equitable to preserve the respective rights of the participants in the Plan.

         Stock Option Agreements between the Company and participants who have received options under the Plan must contain substantially the following terms and conditions:

         (a) The option exercise price will be the fair market value of the shares underlying the option on the date the option is granted, which,

                 (i) if the shares are publicly traded, will be the closing sale price on such date in the market in which the shares underlying the option are principally traded (which may be a stock exchange) or, if no such closing sale price is available for such date, on the most recent previous date for which such a closing sale price is available or, if



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                          no closing sale price is available, the closing bid
                          price on such date as quoted in the NASDAQ system, if the shares are quoted in the NASDAQ system, or by the National Quotation Bureau, Inc., if not so quoted, or, if no such closing bid price is available for such date, the closing bid price on the most recent previous date for which such a closing bid price is available, or

                 (ii) if the shares are not publicly traded, will be their fair market value, determined by reference to the most recent appraisal of the Common Stock conducted by appraisers selected by the Board of Directors.

         (b)     No option may be exercised:

                 (i) except to the extent that such option has vested. Options shall vest on the following schedule:

                           Anniversary                 Percentage of
                          of Grant Date                Option Vested
                          -------------                -------------


                          First                             20%
                          Second                            20%
                          Third                             20%
                          Fourth                            20%
                          Fifth                             20%

                          Options shall not cease to vest upon termination of the participants service as a director of the Company unless such participant is removed for Cause or resigns. For purposes of this Agreement, "Cause" means for the conviction of a felony (other than a traffic violation) or the commission of material fraud with regard to the Company.

                 (ii) after the expiration date, which will be the eleventh anniversary of the award of the option.

                 (iii) before the satisfaction of the other conditions set forth in the Stock Option Agreement.

                 (iv) unless written notice of the exercise is delivered to the Company specifying the number of shares to be purchased and payment in full is made for the shares being purchased at the time of the exercise, and such payment is made



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                          (A)     in cash or by check in United States dollars,
                                  or

                          (B) by tendering to the Company shares of the same class as the shares being acquired that have been owned by the person exercising the option for any period necessary to avoid a charge to the Company's earnings and having a fair market value equal to the cash exercise price, such fair market value to be determined in accordance with Paragraph 7(a) above, or

                          (C) by a combination of such cash or check and shares.

                 (v) upon termination of participant's service as a director of the Company if such participant is removed for Cause or resigns.

                 (vi) if participant's service ceases (other than by removal for Cause or resignation), more than two years after the later of (A) vesting of the participant's options is completed or (B) such service ceases; provided that in no case shall an option be exercisable after the expiration date set forth in clause (ii) above.

         (c) Shares of Common Stock issued upon exercise of any option outstanding under the Plan will be subject to the restrictions set forth in the Stock Option Agreement.

8.       Restricted Stock Awards

         Restricted Stock Agreements between the Company and participants who have received rights to purchase shares of Restricted Stock under the Plan must contain substantially the following terms and conditions:

         (a) The purchase price per share for the shares will be the fair market value of the shares, but will not be less than the par value of the shares or otherwise inconsistent with applicable law. The fair market value,

                 (i) if the shares are publicly traded, will be the closing sale price on such date in the market in which the shares underlying the option are principally traded (which may be a stock exchange) or, if no such closing sale price is available for such date, on the most recent previous date for which such a closing sale price is available or, if no closing sale price is available, the closing bid price on such date as quoted in the NASDAQ system, if the shares are quoted in the



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                          NASDAQ system, or by the National Quotation Bureau,
                          Inc., if not so quoted, or, if no such closing bid price is available for such date, the closing bid price on the most recent previous date for which such a closing bid price is available, or

                 (ii) if the shares are not publicly traded, will be their fair market value, determined by reference to the most recent appraisal of the Common Stock conducted by appraisers selected by the Board of Directors.

         (b) The period during which a participant may exercise a right to purchase shares will end 60 days following the award of the right.

         (c)     The right to purchase shares may be exercised:

                 (i) as to all or any part of the shares subject to the right;

                 (ii) by delivering written notice of the exercise to the Company specifying the number of shares to be purchased and paying the purchase price in cash or check in United States dollars;

                 (iii) only while the participant is serving the Company in a capacity that renders the participant eligible to participate in the Plan; and

                 (iv) only by the participant awarded the right and not by any transferee, assignee, or successor.

         (d) Shares purchased pursuant to rights to purchase restricted shares awarded under the Plan will be subject to the restrictions set forth in the Restricted Stock Agreement.

         (e) The participant will have the rights of a shareholder with respect to shares purchased under the Plan, including the right to vote the shares and to receive any dividends paid on the shares, from the date of purchase but any and all stock and/or cash dividends (other than normal periodic cash dividends), distributions in property, or other distributions made on or in respect of the shares, whether resulting from a subdivision, combination or reclassification of the shares of any issuer thereof or received in exchange for shares or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any such issuer may be a party or otherwise, and any and all cash and other property received in exchange for the shares or received in payment of the principal of or in redemption of the shares (either at maturity, upon call




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                 for redemption or otherwise), shall remain in the possession of the Company for as long as the Company's right to repurchase such shares shall not have terminated.

         (f) If the participant sells, assigns, conveys, donates, pledges, transfers, or otherwise disposes of or encumbers any restricted shares before the lapse, expiration, or termination of the restrictions imposed on the shares under Paragraph 8(d), the Company will have the right, in addition to such other rights and remedies as may be available to it (including the right to restrain or set aside the transaction), exercisable by written notice to the owner thereof at any time within 180 days after its discovery of such transaction, to repurchase all or any part of the shares as to which the restrictions have not lapsed, expired, and terminated, for cash in an amount equal to the purchase price paid to the Company for such shares, plus simple interest at 8% per annum from the date of payment by the participant to the date of offer of tender of payment by the Company, minus the amount or value, as applicable, of any dividends or distributions paid on such shares.

         (g) If the participant is removed for Cause or resigns as a director before the restrictions imposed on the shares under Paragraph 8(d) lapse, expire, or terminate, the Company will have the right for 180 days following the cessation of service to repurchase all or any part of the shares as to which the restrictions have not lapsed, expired, and terminated, for cash in an amount equal to the purchase price paid to the Company for such shares, plus simple interest at 8% per annum from the date of payment by the participant to the date of offer of tender of payment by the Company, minus the amount or value, as applicable, of any dividends or distributions paid on such shares.

9.       Miscellaneous Provisions

         (a) Neither the Plan nor any action taken under the Plan is to be construed as giving any person a right to be retained in the service of the Company.

         (b) A participant's rights under and interest in the Plan, options and rights to purchase shares issued under the Plan, and shares purchased under the Plan that remain subject to restrictions imposed under Paragraph 8(d) are not subject to execution, levy, garnishment, attachment, pledge, bankruptcy, or any obligation or liability of the participant.

         (c) The Plan, awards under the Plan, the exercise of options and rights awarded under the Plan, and the obligation of the Company to issue or




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                 deliver shares under such options and rights are subject to all applicable federal and state laws, rules, and regulations and to such approvals as may be required by any government or regulatory agency. The Company is permitted a reasonable delay in issuing and delivering any shares under the Plan in order to accommodate compliance with such laws, rules, regulations, and approvals, including:

                 (i) the listing of such shares on any registered national securities exchange or approval for quotation in the NASDAQ system, and

                 (ii) the completion of any registration or qualification of such issuance or delivery under any federal or state law or any ruling or regulation of any government body that the Company may, in its sole discretion, determine to be necessary or advisable.

         (d) It shall be a condition to the obligation of the Company to issue and deliver shares under the Plan that the participant (or any person entitled to act on the participant's behalf) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local, or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue and deliver shares.

         (e)     The Company will bear the expenses of the Plan.

         (f) By accepting any benefit under the Plan, a participant and each person claiming under or through a participant will be conclusively deemed to have indicated the person's acceptance and ratification of, and consent to, any action taken under the Plan by the Company or its Board of Directors.

10.      Adjustments, Amendment and Termination

         (a) The Board of Directors will have the right, in its sole discretion, to accelerate the exercisability of any options awarded or the lapse, expiration, or termination of any restrictions imposed on shares under Paragraph 8(d), and to waive any conditions for such exercisability, lapse, expiration, or termination, including the condition that an option may not be exercised after the participant ceases to serve the Company.

         (b) If any change is made in the shares reserved for issuance under the Plan (such as by stock dividend, stock split, or merger or consolidation), the Board of Directors will make such adjustments in the number and kind of shares reserved for issuance under the Plan and the purchase price per




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                 share of shares covered by options outstanding under the Plan as the Board of Directors determines are equitable to preserve the rights of participants in the Plan.

         (c) The Board of Directors may amend or terminate the Plan at any time, except that it may not amend or terminate the Plan in a way that materially and adversely affects any right of a participant with respect to any award previously granted under the Plan without the participant's written consent.

11.      Duration of Plan

         Unless the Board of Directors has taken action under Paragraph 10(c) terminating the Plan beforehand, the Plan will terminate for purposes of issuing new options and Restricted Stock awards ten years after its effective date.

12.      Severability

         If any provision of the Plan is held invalid or unenforceable for any reason, the validity and enforceability of all other provisions of the Plan will not be affected.

13.      Effect on Other Plans

         The adoption of the Plan has no effect on awards made or to be made under other equity incentive plans of the Company.

14.      Governing Law

         The Plan is to be governed and construed under the law of the State of Texas, without regard to the State's choice of law rules.




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